                                                        Exhibit 10.34

                               SECURED PROMISSORY NOTE

Five Million Dollars
($5,000,000.00)                                                 March 25, 1999


     FOR VALUE RECEIVED, the undersigned, SuperGen, Inc., a Delaware corporation ("BORROWER"), hereby promises to pay to TAKO Ventures, LLC, a California limited liability company ("LENDER"), or order, the principal sum of Five Million Dollars ($5,000,000) or so much of such principal sum as may from time to time have been advanced and be outstanding, together with accrued interest as provided herein.

A.   PRINCIPAL.

     1. ADVANCES. From the date hereof until 11:59 p.m. Pacific Time on December 31, 1999, Borrower may from time to time request advances from Lender (individually an "ADVANCE" and collectively the "ADVANCES") by giving written notice to Lender in accordance with the terms hereof, which notice shall indicate the amount of the Advance requested, the proposed use of the Advance proceeds and the amount of equity and debt financing from any third party which has been received (or which has become available to be received) by the Company from and after the date hereof through the date of such notice ("THIRD PARTY FINANCING"). Subject to the satisfaction or waiver of the Conditions set forth in Section A.2. below, and provided that the requested Advance would not cause an Event of Default (as defined in Section G below) to occur, Lender shall make the Advance to Borrower within thirty (30) days of receipt of Borrower's notice for the first Advance, and within five (5) days of receipt of Borrower's notice for each subsequent Advance. Lender shall not be obligated to make an Advance to the extent that such Advance, when aggregated with all prior Advances, would exceed Five Million Dollars ($5,000,000), less the amount of all Third Party Financing. Borrower shall not have the right to re-borrow any Advance to the extent that it has been repaid.

     2. CONDITIONS TO ADVANCES. Borrower's right to request, and Lender's obligation to make, each Advance shall be subject, in each case, to the satisfaction of the following conditions, any or all of which may be waived by Lender, in its sole and exclusive discretion, to the extent permitted by law:

            (a) Borrower shall have delivered to Lender, in form and substance reasonably satisfactory to Lender, (i) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Note; (ii) a financing statement (Form UCC-1); (iii) an intellectual property security agreement.

            (b) The representations and warranties contained in Section D and Section F.2. shall be true and correct in all material respects on and as of the date of such request for an

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Advance and on the effective date of each Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Advance (PROVIDED, HOWEVER, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and Borrower shall have delivered to Lender a certificate signed by the Chief Executive Officer or Chief Financial Officer of Borrower to such effect.

            (c) There shall be no law, order, rule or regulation of any governmental authority in effect (i) which has the effect of prohibiting or making unlawful any of the transactions contemplated by this Note, or (ii) which would reasonably be likely to have a Material Adverse Effect.

     3. USE OF PROCEEDS. The proceeds of Advances shall be used for general corporate purposes, including for working capital.

B. INTEREST. Interest shall accrue with respect to Advances on the principal sum hereunder at the per annum rate of ten percent (10%). However, if an Event of Default (as defined in Section G below) has occurred and is continuing, then interest shall accrue during the continuance of such Event of Default at the rate per annum equal to two percent (2%) plus the rate that would otherwise be in effect (the "DEFAULT RATE"). Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest shall be due and payable in arrears on the first day of each calendar month, commencing with the first month after the date hereof.

C.   PAYMENT.

     1. SCHEDULED PAYMENT. All principal indebtedness shall be payable in full on the first anniversary of the date hereof.

     2. PREPAYMENT. Borrower shall have the right at any time and from time to time to prepay, in whole or in part, the principal of this Note, without payment of any premium or penalty. Any principal prepayment shall be accompanied by a payment of all interest accrued on the amount prepaid through the date of such prepayment.

     3. FORM OF PAYMENT. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

D. REPRESENTATIONS AND WARRANTIES. On and as of the date of this Note, Borrower represents and warrants to Lender, and on and as of the date of each Advance under this Note, Borrower shall represent and warrant to Lender, that as of each such date:

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     1.     DUE AUTHORIZATION; NO CONFLICT.  The execution, delivery, and performance of this Note are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

     2. SEC REPORTS. Borrower has delivered or made available to Lender complete and accurate copies (including exhibits) of each report, registration statement (on a form other than Form S-8) and definitive proxy statement filed by Borrower with the Securities and Exchange Commission ("SEC") since March 15, 1998 (the "SEC DOCUMENTS"). As of the time it was filed with the SEC (or, if amended or superseded by a subsequent filing, then on the date of such filing): (i) each of the SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder, and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     3. NO MATERIAL ADVERSE CHANGE. Since the date of the most recent financial statements contained in the SEC Documents, there has been no event that would constitute a Material Adverse Effect. All consolidated financial statements related to Borrower that are delivered by Borrower to Lender fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended.

     4. FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

E.   COVENANTS.

     1. INSURANCE. From the effective date of the first Advance under this Note, Borrower, at its expense and with such companies as are reasonably acceptable to Lender, shall maintain business interruption and liability insurance and fire, theft and other hazard insurance which covers the Collateral, which insurance shall be in such amounts as are ordinarily carried by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. All such liability insurance policies shall show Lender as an additional insured or loss payee, as applicable, and shall specify that the insurer must give at least thirty (30) days' notice to Lender before canceling its policy for any reason. Borrower, upon

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Lender's request, shall deliver to Lender certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

F.   SECURITY INTEREST.

     1. GRANT OF SECURITY INTEREST. Borrower grants to Lender a security interest in the Collateral, as defined herein, to secure the payment of all of the indebtedness hereunder (the "SECURED OBLIGATIONS").

     2. REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL. On and as of the date of this Note, Borrower represents and warrants to Lender, and on and as of the date of each Advance under this Note, Borrower shall represent and warrant to Lender, that as of each such date, Borrower is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of any and all Liens other than the Lien and security interest granted to Lender hereunder and Permitted Liens. Borrower shall not create or assume or permit to exist any such Lien on or against any of the Collateral except as created or permitted by this Note and Permitted Liens, and Borrower shall promptly notify Lender of any such other Lien against the Collateral and shall defend the Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien. No part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and to Borrower's knowledge no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.

     3. PERFECTION OF SECURITY INTEREST. Borrower agrees to take all actions requested by Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder, including, but not limited to, execution of financing statements.

G.   EVENTS OF DEFAULT.

     1. DEFINITION OF EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

            (a) Borrower's breach of the obligation to pay any amount payable hereunder within five (5) business days after the date that it is due and payable;

            (b) Borrower's failure to perform, keep or observe any obligation under this Note or any of the covenants contained in this Note which failure is not cured within 30 days from the occurrence thereof;

            (c) occurrence of a Material Adverse Effect, or a material impairment of the prospect of repayment of any portion of the Advances, or material impairment of the value or

                                       4

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priority of Lender's security interest in the Collateral; PROVIDED, HOWEVER, that changes in Borrower's financial condition as a result of continuing cash losses from operations (that is, losses excluding non-cash charges relating to acquisitions, equity compensation transactions and the like) in amounts that do not in any quarter exceed 150% of the cash losses from operations (determined on the same basis) sustained in the comparable fiscal quarter of 1998 shall not constitute a Material Adverse Effect or a material impairment for purposes of this Note;

            (d) Borrower's institution of proceedings against it, or Borrower's filing of a petition or answer or consent seeking reorganization or release, under the federal Bankruptcy Code, or any other applicable federal or state law relating to creditor rights and remedies, or Borrower's consent to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower or of any substantial part of its property, or Borrower's making of an assignment for the benefit of creditors, or the taking of corporate action in furtherance of such action;

            (e) the creation (whether voluntary or involuntary) of any Lien upon any of the Collateral, other than the Permitted Liens, or the making or any attempt to make any levy, seizure or attachment thereof;

            (f) the occurrence and continuance of any default under any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to accelerate the payment of lease payments or the repayment of indebtedness, as applicable, in an amount exceeding $1,000,000, or the right to exercise any rights or remedies with respect to any of the Collateral;

            (g) the entry of any judgment or order in an amount in excess of $1,000,000 against Borrower which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution; or

            (i) the existence of a material misstatement or omission in any representation or warranty set forth in this Note, on the date hereof, or in any certificate delivered to Lender by Borrower, on the date thereof.

     2.     RIGHTS AND REMEDIES ON EVENT OF DEFAULT.

            (a) During the continuance of an Event of Default, Lender shall have the right, itself or through any of its agents, with or without notice to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (PROVIDED, HOWEVER, that it is in compliance with the UCC), declare all obligations evidenced by this Note immediately due and payable, cease advancing money or extending credit to or for the benefit of Borrower under this Note, and to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Lender

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shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale.
Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the Default Rate, and the reasonable fees of any attorneys Lender's employs to collect such deficiency; PROVIDED, HOWEVER, that the foregoing shall not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the retention or sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

            (b) To the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

            (c) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

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            (d)     Borrower appoints Lender, and any officer, employee or
agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify persons and entities obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Note, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

            (e) All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

H.   OTHER PROVISIONS.

     1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

     "COLLATERAL" means the property described on Exhibit A attached hereto.

     "COPYRIGHTS" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

     "INTELLECTUAL PROPERTY COLLATERAL" means:

     (a) Copyrights, Trademarks and Patents;

     (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

     (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

     (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

     (e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

     (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     "LIEN" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, assets, properties, operations or condition (financial or otherwise) of Borrower and its subsidiaries taken as a whole or (ii) the ability of Borrower to repay the obligations or otherwise perform its obligations under this Note; PROVIDED, HOWEVER, that changes in Borrower's financial condition as a result of continuing cash losses from operations (that is, losses excluding non-cash charges relating to acquisitions, equity compensation transactions and the like) in amounts that do not in any quarter exceed 150% of the cash losses from operations (determined on the same basis) sustained in the comparable fiscal quarter of 1998 shall not constitute a material adverse effect for purposes of this Note.

     "PATENTS" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same.

     "PERMITTED LIENS" means: (i) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against Borrower with respect to which Borrower at the time shall currently be prosecuting an appeal or proceedings for review; (ii) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Borrower; (iii) purchase money security interests and liens in connection with capital leases incurred in the ordinary course of business or existing on after acquired property at the time of its acquisition by the Borrower;
(iv) liens existing on property as of the date of this Agreement; (v) liens securing the performance of bids, trade contracts, leases, surety bonds and the like; (vi) leases and sublicenses granted to others in the ordinary course of business; (vii) liens consisting of rights of set-off or bankers liens of a customary nature; and (viii) liens consisting of agreements to refrain from giving or creating Liens (other than the Lien and security interest granted to Lender hereunder) in connection with joint venture agreements, strategic alliances and the like.

     "TRADEMARKS" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

     "UCC" means the Uniform Commercial Code in effect from time to time in the relevant jurisdiction.

     2. GOVERNING LAW; VENUE. This Note shall be governed by the laws of the State of California, without giving effect to conflicts of law principles. Borrower and Lender agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the City and County of San Francisco, State of California or, at Lender's option, any court in which Lender determines it is necessary or appropriate to initiate legal or equitable proceedings in order to exercise, preserve, protect or defend any of its rights and remedies under this Note or otherwise or to exercise, preserve, protect or defend its Lien, and the priority thereof, against the Collateral, and which has subject matter jurisdiction over the matter in controversy. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court ordered relief. Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Note to enforce the same, in any appropriate jurisdiction.

     3. NOTICES. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

If to Lender:                 Tako Ventures, LLC
                              c/o Howson & Simon
                              101 Ygnacio Valley Road, Suite 310
                              Walnut Creek, CA  94596

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                              Attention: Philip Simon
                              Fax: (650) 977-9064

     with a copies to:        Dudnick Detwiler Rivin & Strikker
                              351 California Street, Fifteenth  Floor
                              San Francisco, CA  94104
                              Attention: Andrew Dudnick, Esq.
                              Fax: (415) 982-1401

                              Gray Cary Ware & Freidenrich LLP
                              400 Hamilton Avenue
                              Palo Alto, CA  94301
                              Attention: Rod J. Howard, Esq., Brad Rock, Esq.
                              Fax: (415) 327-3699

If to Borrower:               SuperGen, Inc.
                              Two Annabel Lane
                              Suite 220
                              San Ramon, California  94583
                              Attention: Dr. Joseph Rubinfeld
                              Fax: (510) 327-7347

     with a copy to:          Wilson Sonsini Goodrich & Rosati
                              Professional Corporation
                              650 Page Mill Road
                              Palo Alto, California 94304-1050
                              Attn: Page Mailliard, Esq.
                              Fax: (650) 493-6811

or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause (iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

     4. LENDER'S RIGHTS; BORROWER WAIVERS. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Except as otherwise expressly provided herein, Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

     6. ENFORCEMENT COSTS. Borrower shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

     7. SEVERABILITY. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

     8. AMENDMENT PROVISIONS. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

     9. BINDING EFFECT. This Note shall be binding upon, and shall inure to the benefit of, Borrower and the holder hereof and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void AB INITIO.

     10. TIME OF ESSENCE. Time is of the essence of each and every provision of this Note.

     11. HEADINGS. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

                                        SUPERGEN, INC.


                                        By  /s/ Joseph Rubinfeld
                                          ---------------------------------

                                        Title  Chief Executive Officer
                                              -----------------------------


                                        TAKO VENTURES, LLC

                                        By:  CEPHALOPOD CORPORATION,
                                             Member


                                        By  /s/ Philip Simon
                                          ---------------------------------
                                             Philip Simon, President

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                                    EXHIBIT "A"
                         COLLATERAL DESCRIPTION ATTACHMENT
                             TO SECURED PROMISSORY NOTE

     All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

            (1) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

            (2) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Lender (herein referred to as "Lender" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

            (3) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

            (4)     all guarantees and other security therefor;

            (5) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

            (6)(a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with

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

any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

            (7) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.

Notwithstanding the foregoing, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any contractual, license or lease rights or interests in which Borrower is the grantee, licensee or lessee thereunder to the extent that Borrower, whether by law or by the terms of such contract, license or lease, is not permitted to assign or grant a security in interest in its rights thereunder without the consent of the other party thereto.










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